UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

Quarterly Schedule of Portfolio Holdings of

Registered Management Investment Company

Investment Company Act File Number: 811-22744

American Funds Corporate Bond Fund

(Exact Name of Registrant as Specified in Charter)

6455 Irvine Center Drive

Irvine, California 92618

(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (213) 486-9200

Date of fiscal year end: May 31

Date of reporting period: August 31, 2015

Steven I. Koszalka

American Funds Corporate Bond Fund

6455 Irvine Center Drive

Irvine, California 92618

(Name and Address of Agent for Service)

ITEM 1 – Schedule of Investments

American Funds Corporate Bond FundSM
Investment portfolio
August 31, 2015
unaudited
Bonds, notes & other debt instruments 97.06% Corporate bonds & notes 83.42% Financials 25.30%	Principal amount (000)	Value (000)
American Campus Communities, Inc. 4.125% 2024	$250	$249
American International Group, Inc. 4.50% 2044	200	192
Bank of America Corp. 3.875% 2025	750	758
Barclays Bank PLC 3.65% 2025	350	333
Barclays Bank PLC 5.25% 2045	250	252
Citigroup Inc. 2.15% 2018	465	465
Corporate Office Properties LP 5.00% 2025	75	73
Credit Suisse Group AG 1.70% 2018	500	497
Credit Suisse Group AG 3.75% 2025[1]	250	242
Developers Diversified Realty Corp. 9.625% 2016	150	157
Developers Diversified Realty Corp. 7.50% 2017	200	217
Developers Diversified Realty Corp. 7.875% 2020	150	183
EPR Properties 4.50% 2025	250	234
ERP Operating LP 5.75% 2017	350	375
Essex Portfolio L.P. 3.50% 2025	200	193
Hospitality Properties Trust 6.70% 2018	400	431
HSBC Holdings PLC 4.25% 2025	750	744
Intercontinentalexchange, Inc. 4.00% 2023	300	310
JPMorgan Chase & Co. 2.75% 2020	750	753
JPMorgan Chase & Co. 3.90% 2025	750	762
Morgan Stanley 4.00% 2025	750	765
PNC Bank 2.60% 2020	495	497
Prologis, Inc. 3.35% 2021	135	135
QBE Insurance Group Ltd. 2.40% 2018[1]	250	252
Rabobank Nederland 3.375% 2025	250	245
Rabobank Nederland 4.375% 2025	600	603
Scentre Group 3.25% 2025[1]	260	247
Scentre Group 3.50% 2025[1]	500	484
UnumProvident Finance Co. PLC 6.85% 2015[1]	204	206
USAA Capital Corp 2.45% 2020[1]	250	251
WEA Finance LLC 2.70% 2019[1]	400	399
WEA Finance LLC 3.75% 2024[1]	390	386
Wells Fargo & Co. 2.60% 2020	750	751
		12,641
Consumer discretionary 15.62%
Amazon.com, Inc. 4.95% 2044	500	501
California Institute of Technology 4.321% 2045	175	180
CBS Corp. 4.00% 2026	250	246
CCO Holdings LLC and CCO Holdings Capital Corp. 4.908% 2025[1]	500	497
Daimler Finance NA LLC 2.70% 2020[1]	250	249
DaimlerChrysler North America Holding Corp. 1.375% 2017[1]	250	248
DaimlerChrysler North America Holding Corp. 2.25% 2020[1]	315	308
DaimlerChrysler North America Holding Corp. 2.45% 2020[1]	200	199
Dollar General Corp. 4.125% 2017	500	517
Ford Motor Credit Co. 1.684% 2017	775	770
American Funds Corporate Bond Fund — Page 1 of 6

unaudited
Bonds, notes & other debt instruments Corporate bonds & notes (continued) Consumer discretionary (continued)	Principal amount (000)	Value (000)
Ford Motor Credit Co. 3.157% 2020	$250	$250
General Motors Financial Co. 4.375% 2021	500	505
General Motors Financial Co. 4.30% 2025	750	728
Marriott International, Inc., Series I, 6.375% 2017	325	352
NBC Universal Enterprise, Inc. 5.25% (undated)[1]	475	502
Starbucks Corp. 4.30% 2045	325	328
Thomson Reuters Corp. 1.30% 2017	350	349
Time Warner Inc. 3.60% 2025	500	484
Time Warner Inc. 4.85% 2045	100	97
Volkswagen Group of America Finance, LLC 2.40% 2020[1]	500	496
		7,806
Health care 12.88%
AbbVie Inc. 3.60% 2025	650	640
AbbVie Inc. 4.50% 2035	35	34
AbbVie Inc. 4.70% 2045	100	98
Actavis Funding SCS 3.80% 2025	875	849
Actavis Funding SCS 4.55% 2035	220	202
Baxalta Inc. 5.25% 2045[1]	145	146
Becton, Dickinson and Co. 4.685% 2044	275	271
Boston Scientific Corp. 2.85% 2020	520	517
Celgene Corp 3.875% 2025	675	672
Celgene Corp 5.00% 2045	350	353
EMD Finance LLC 2.95% 2022[1]	750	736
EMD Finance LLC 3.25% 2025[1]	225	215
Gilead Sciences, Inc. 4.80% 2044	175	180
Medtronic, Inc. 4.375% 2035[1]	210	208
Medtronic, Inc. 4.625% 2045[1]	200	204
Quest Diagnostics Inc. 4.70% 2045	150	135
UnitedHealth Group Inc. 3.75% 2025	625	641
Zimmer Holdings, Inc. 3.55% 2025	350	336
		6,437
Utilities 8.76%
American Electric Power Co. 2.95% 2022	200	194
CMS Energy Corp. 6.25% 2020	250	287
Entergy Corp. 4.70% 2017	250	257
Entergy Louisiana, LLC 3.78% 2025	250	253
Exelon Corp. 2.85% 2020	545	544
Exelon Corp. 3.95% 2025	325	326
MidAmerican Energy Co. 4.40% 2044	175	177
National Rural Utilities Cooperative Finance Corp. 2.00% 2020	25	25
NV Energy, Inc 6.25% 2020	675	782
PG&E Corp. 2.40% 2019	150	151
Puget Sound Energy, Inc., First Lien, 6.50% 2020	101	119
Puget Sound Energy, Inc., First Lien, 5.625% 2022	154	173
Puget Sound Energy, Inc., First Lien, 3.65% 2025[1]	275	268
Teco Finance, Inc. 5.15% 2020	750	820
		4,376
Consumer staples 6.18%
Altria Group, Inc. 4.50% 2043	250	232
Altria Group, Inc. 5.375% 2044	220	231
CVS Caremark Corp. 5.125% 2045	375	401
American Funds Corporate Bond Fund — Page 2 of 6

unaudited
Bonds, notes & other debt instruments Corporate bonds & notes (continued) Consumer staples (continued)	Principal amount (000)	Value (000)
Philip Morris International Inc. 3.375% 2025	$295	$294
Philip Morris International Inc. 3.875% 2042	275	250
Reynolds American Inc. 4.00% 2022	70	72
Reynolds American Inc. 4.45% 2025	1,000	1,028
Reynolds American Inc. 5.70% 2035	70	74
Reynolds American Inc. 5.85% 2045	400	434
The JM Smucker Co. 3.50% 2025[1]	75	73
		3,089
Energy 4.89%
Chevron Corp. 2.355% 2022	325	308
Diamond Offshore Drilling, Inc. 4.875% 2043	350	253
Energy Transfer Partners, LP 6.125% 2045	425	409
Ensco PLC 5.20% 2025	165	148
Kinder Morgan Finance Co. 5.05% 2046	150	120
Kinder Morgan, Inc. 5.55% 2045	300	259
Noble Corp PLC 5.95% 2025	400	353
Southwestern Energy Co. 4.95% 2025	175	161
Williams Partners LP 5.40% 2044	175	148
Williams Partners LP 5.10% 2045	350	286
		2,445
Telecommunication services 3.55%
AT&T Inc. 3.40% 2025	1,000	954
Verizon Communications Inc. 5.15% 2023	750	821
		1,775
Industrials 2.69%
AerCap Holdings NV 2.75% 2017	150	149
Continental Airlines, Inc., Series 1997-4, Class A, 6.90% 2019[2]	74	77
Continental Airlines, Inc., Series 2000-2, Class A-1, 7.707% 2022[2]	118	130
Delta Air Lines, Inc., Series 2002-1, Class G-1, MBIA insured, 6.718% 2024[2]	98	112
John Deere Capital Corp. 2.375% 2020	875	877
		1,345
Information technology 2.59%
Harris Corp. 5.054% 2045	300	285
Intel Corp. 4.90% 2045	300	308
Oracle Corp. 2.95% 2025	500	482
QUALCOMM Inc. 4.80% 2045	250	216
		1,291
Materials 0.96%
Glencore Funding LLC 4.00% 2025[1]	275	231
Glencore Xstrata LLC 4.125% 2023[1]	125	113
Glencore Xstrata LLC 4.625% 2024[1]	150	136
		480
Total corporate bonds & notes		41,685
U.S. Treasury bonds & notes 10.83% U.S. Treasury 8.36%
U.S. Treasury 1.375% 2020	4,209	4,176
American Funds Corporate Bond Fund — Page 3 of 6

unaudited
Bonds, notes & other debt instruments U.S. Treasury bonds & notes (continued) U.S. Treasury inflation-protected securities 2.47%	Principal amount (000)	Value (000)
U.S. Treasury Inflation-Protected Security 0.375% 2025[3,4]	$1,258	$1,234
Total U.S. Treasury bonds & notes		5,410
Municipals 1.81%
State of Florida, Hurricane Catastrophe Fund Fin. Corp., Rev. Bonds, Series 2013-A, 2.995% 2020	500	509
State of Washington, Energy Northwest, Columbia Generating Station Electric Rev. Bonds, Series 2015-B, 2.814% 2024	400	394
		903
Bonds & notes of governments outside the U.S. 1.00%
Bermuda Government 4.854% 2024[1]	475	498
Total bonds, notes & other debt instruments (cost: $48,873,000)		48,496
Short-term securities 1.80%
ADP Tax Services, Inc. 0.12% due 9/1/2015[1]	900	900
Total short-term securities (cost: $900,000)		900
Total investment securities 98.86% (cost: $49,773,000)		49,396
Other assets less liabilities 1.14%		572
Net assets 100.00%		$49,968
Interest rate swaps

The fund has entered into interest rate swaps as shown in the following table. The average month-end notional amount of interest rate swaps while held was $9,083,000.
Pay/receive fixed rate	Clearinghouse	Floating rate index	Fixed rate	Expiration date	Notional (000)	Unrealized appreciation (depreciation) at 8/31/2015 (000)
Receive	LCH.Clearnet	3-month USD-LIBOR	1.789%	7/7/2019	$5,000	$73
Pay	LCH.Clearnet	3-month USD-LIBOR	2.7945	4/10/2024	2,500	(129)
Pay	LCH.Clearnet	3-month USD-LIBOR	2.4865	11/14/2024	1,500	(36)
Pay	LCH.Clearnet	3-month USD-LIBOR	2.3495	7/31/2025	2,000	(17)
						$(109)

[1]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $8,694,000, which represented 17.40% of the net assets of the fund.
[2]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[3]	Index-linked bond whose principal amount moves with a government price index.
[4]	A portion of this security was pledged as collateral. The total value of pledged collateral was $277,000, which represented .56% of the net assets of the fund.
Valuation disclosures

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by accounting principles generally accepted in the United States of America. The net asset value of each share class of the fund is generally determined as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open. Security transactions are recorded by the fund as of the date the trades are executed with brokers.
American Funds Corporate Bond Fund — Page 4 of 6

unaudited
Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.
Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.
Fixed-income securities, including short-term securities, are generally valued at prices obtained from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.
Fixed-income class	Examples of standard inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds & notes; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities
Mortgage-backed; asset-backed obligations	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information
Municipal securities	Standard inputs and, for certain distressed securities, cash flows or liquidation values using a net present value calculation based on inputs that include, but are not limited to, financial statements and debt contracts
When the fund’s investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or deemed to be not representative), fixed-income securities will be valued in good faith at the mean quoted bid and ask prices that are reasonably and timely available (or bid prices, if ask prices are not available) or at prices for securities of comparable maturity, quality and type. Interest rate swaps are generally valued by pricing vendors based on market inputs that include the index and term of index, reset frequency, payer/receiver, currency and pay frequency.
Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by authority of the fund’s board of trustees as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of each share class of the fund is determined. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.
Processes and structure — The fund’s board of trustees has delegated authority to the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation teams. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation guidelines to the board of trustees with supplemental information to support the changes. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.
American Funds Corporate Bond Fund — Page 5 of 6

unaudited
The fund’s investment adviser has also established a Fixed-Income Pricing Review Group to administer and oversee the fixed-income valuation process, including the use of fixed-income pricing vendors. This group regularly reviews pricing vendor information and market data. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews, including an annual control self-evaluation program facilitated by the investment adviser’s compliance group.
Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. At August 31, 2015, all of the fund’s investments were classified as Level 2.
Federal income tax information	(dollars in thousands)

Gross unrealized appreciation on investment securities	$339
Gross unrealized depreciation on investment securities	(719)
Net unrealized depreciation on investment securities	(380)
Cost of investment securities	49,776

Key to abbreviations
Fin. = Finance
Rev. = Revenue
Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.
Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the American Funds website at americanfunds.com.
MFGEFPX-032-1015O-S49172	American Funds Corporate Bond Fund — Page 6 of 6

ITEM 2 – Controls and Procedures

The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 3 – Exhibits

The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Section 302 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMERICAN FUNDS CORPORATE BOND FUND

By /s/ David S. Lee
David S. Lee, President and Principal Executive Officer

Date: October 29, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By /s/ David S. Lee
David S. Lee, President and Principal Executive Officer

Date: October 29, 2015

By /s/ Brian C. Janssen
Brian C. Janssen, Treasurer and Principal Financial Officer

Date: October 29, 2015